SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549


                                    FORM 8-K

                               CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

Date of  Report  (Date  of  earliest event reported) October 4, 1996
                                                 (October 4, 1996)


                       MCI COMMUNICATIONS CORPORATION
            ----------------------------------------------------
           (Exact name of registrant as specified in its charter)


        Delaware                0-6457         52-0886267
     --------------       ----------------     -------------
     (State or other         (Commission       (IRS Employer
     jurisdiction of           File Number)   Identification No.)
     incorporation)



           1801 Pennsylvania Avenue, N.W., Washington, D.C. 20006
           ------------------------------------------------------
                  (Address of Principal Executive Offices)

     Registrant's telephone number, including area code (202) 872-1600.



















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                             PAGE 2






Item 7.  Financial Statements and Exhibits.

     Exhibit No.               Description
     -----------   -------------------------------------


       4 (a)        Form of Senior Fixed Rate Medium-Term Note.


        4 (b)        Form of Senior Floating Rate Medium-Term Note.






                           SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   MCI COMMUNICATIONS CORPORATION

                                    /s/ David M. Case
                                   ------------------------------
                                    David M. Case
                                    Vice President and Controller

Date: October 4, 1996















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                         EXHIBIT INDEX


     Exhibit No.              Description
     -----------   -------------------------------------

       4 (a)       Form of Senior Fixed Rate Medium-Term Note.


       4 (b)       Form of Senior Floating Rate Medium-Term Note.